PANORAMA TRUST
Pictet Global Emerging Markets Fund
Pictet International Small Companies Fund

Supplement dated October 23, 1997
to the Prospectuses and Statements of Additional Information each dated August 1, 1997


	The following information replaces paragraph two to the Prospectuses under Purchase of Shares:

	Purchase orders for shares are accepted only on days on which both the Adviser and the Federal Reserve Bank of New York are open for business. It is the responsibility of the Adviser or Institution to transmit orders for shares purchased to First Data Investor Services Group, Inc. ("FDISG"), the Fund's transfer agent, and deliver required funds to the Fund's transfer agent on a timely basis. Payment in cash for Fund shares must be made in federal funds by 12:00 noon Eastern time on the day after the purchase order is received by the transfer agent. Shareholders should contact the Adviser for appropriate purchase/wire procedures. Shareholders should also contact the Adviser for information on in-kind purchases of Fund shares. See "Purchase of Shares" in the SAI.







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